REGISTERED
NO. A-1                                                             $108,500,000

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         THE PRINCIPAL OF THIS CLASS A-1 NOTE WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              BEC FUNDING LLC NOTES
                                    CLASS A-1

Interest Rate              Original Principal Amount         Final Maturity Date
    5.99%                        $108,500,000                  March 15, 2003


PRINCIPAL AMOUNT: One Hundred Eight Million Five Hundred Thousand Dollars Exactly ($108,500,000)


         BEC Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Note Issuer"), for value received, hereby promises to pay to Massachusetts RRB Special Purpose Trust BEC-1, or registered assigns, the Original Principal Amount shown above in semiannual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Note Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date and to pay interest, at the Interest Rate shown above, on each September 15 and March 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on March 15, 2000 and continuing until the earlier of the payment of the principal hereof or the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-1 Note. Interest on this Class A-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from July 29, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Note Issuer with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note, all in the manner set forth in Section 8.02 of the Note Indenture.

         Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note.

         Unless the certificate of authentication hereon has been executed by the Note Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Note Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Note Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July 29, 1999

                                       BEC FUNDING LLC



                                       By: /s/ Emilie G. O'Neil
                                           ----------------------------
                                           Emilie G. O'Neil
                                           Vice President and Treasurer

                  NOTE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


Dated: July 29, 1999

         This is one of the Notes referred to in the within-mentioned Note Indenture.

                               THE BANK OF NEW YORK,
                               not in its individual capacity but solely as Note Trustee,



                               By: /s/ Cheryl L. Laser
                                   --------------------
                                   Authorized Signatory

                                [REVERSE OF NOTE]


         This Class A-1 Note is one of a duly authorized issue of Notes of the
Note Issuer, designated as its BEC Funding LLC Notes (herein called the "Notes"), issued and to be issuable in one or more Classes, and further designated as a Class A-1 Note (collectively with all other Class A-1 Notes of this issue, the "Class A-1 Notes"), all issued and to be issued under a Note Indenture dated as of July 29, 1999 (the "Note Indenture"), between the Note Issuer and The Bank of New York, as Note Trustee (the "Note Trustee," which term includes any successor trustee under the Note Indenture), to which Note Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Note Issuer, the Note Trustee and the Holders of the Notes. All terms used in this Class A-1 Note that are defined in the Note Indenture, as supplemented or amended, shall have the meanings assigned to them in the Note Indenture, as supplemented or amended.

         The Class A-1 Notes and the other Classes of Notes issued by the Note Issuer are and will be equally and ratably secured by the collateral pledged as security therefor, as provided in the Note Indenture.

         The principal of this Class A-1 Note shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Note Indenture as Schedule A, unless payable earlier either because (x) an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in accordance with
Section 5.02 of the Note Indenture, (y) the Note Issuer, at its option, shall have called for the redemption of the Notes pursuant to Section 10.01 of the
Note Indenture or (z) the Note Issuer shall have called for the redemption of the Notes pursuant to Section 10.04 of the Note Indenture if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement. However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to
Section 8.02 of the Note Indenture. The entire unpaid principal amount of this Class A-1 Note shall be due and payable on the earlier of the Final Maturity Date hereof, the optional Redemption Date, if any, and the Mandatory Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Note Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto based on the respective principal amounts of the Class A-1 Notes held by them.

         Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-1 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date, except that with respect to Notes registered on the Record Date in the name of the Certificate Trustee, payments will be made by wire transfer in immediately available funds to the account designated by the Certificate Trustee and except for the final installment of principal payable with respect to this Class A-1 Note on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Note Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Note Trustee, in the name of and on behalf of the Note Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Class A-1 Note and shall specify the place where this Class A-1 Note may be presented and surrendered for payment of such installment.

         The Note Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

         As provided in the Note Indenture, the Class A-1 Notes may be redeemed, in whole but not in part, at the option of the Note Issuer on any Payment Date at the Optional Redemption Price if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of the Notes has been reduced to less than five percent of the initial principal balance thereof. In addition, as provided in the Note Indenture, if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement, the Note Issuer will be required to redeem all outstanding Notes, including the Class A-1 Notes, on or before the fifth Business Day following the Repurchase Date (as defined in the Sale Agreement).

         As provided in the Note Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Note Issuer pursuant to the Note Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Note Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion

Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Note Trustee, and (b) such other documents as the Note Trustee may require, and thereupon one or more new Class A-1 Notes of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section
2.04 of the Note Indenture not involving any transfer.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Note Issuer or the Note Trustee on the Notes or under the Note Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Note Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Note Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Note Trustee in its individual capacity, any holder of a beneficial interest in the Note Issuer or the Note Trustee or of any successor or assign of the Note Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Note Trustee has no such obligations in its individual capacity).

         Prior to the due presentment for registration of transfer of this Class A-1 Note, the Note Issuer, the Note Trustee and any agent of the Note Issuer or the Note Trustee may treat the Person in whose name this Class A-1 Note is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-1 Note and for all other purposes whatsoever, whether or not this Class A-1 Note be overdue, and neither the Note Issuer, the Note Trustee nor any such agent shall be affected by notice to the contrary.

         The Note Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Note Issuer and the rights of the Holders of the Notes under the Note Indenture at any time by the Note Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding of each Class to be affected. The Note Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Note Issuer with certain provisions of the Note Indenture and certain past defaults under the Note Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Note Indenture also permits the Note Trustee to amend or waive certain terms and conditions set forth in the Note Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Note Issuer" as used in this Class A-1 Note includes any successor to the Note Issuer under the Note Indenture.

         The Note Issuer is permitted by the Note Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Note Trustee and the Holders of Notes under the Note Indenture.

         The Class A-1 Notes are issuable only in registered form in denominations as provided in the Note Indenture, subject to certain limitations therein set forth.

         This Class A-1 Note and the Note Indenture shall be construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Note Indenture and no provision of this Class A-1 Note or of the Note Indenture shall alter or impair the obligation of the Note Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Class A-1 Note by the acceptance hereof agrees that, notwithstanding any provision of the Note Indenture to the contrary, the Holder shall have no recourse against the Note Issuer, but shall look only to the Collateral, with respect to any amounts due to the Holder under this Class A-1 Note.

                                   ASSIGNMENT


         Social Security or taxpayer I.D. or other identifying number of assignee:

---------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably
constitutes and appoints                   , attorney, to transfer said Class
A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                         *
       ---------------------------------    ------------------------------------
                                            Signature Guaranteed:

       ---------------------------------    ------------------------------------


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Note in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED
NO. A-2                                                             $170,609,837

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         THE PRINCIPAL OF THIS CLASS A-2 NOTE WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              BEC FUNDING LLC NOTES
                                    CLASS A-2

Interest Rate               Original Principal Amount        Final Maturity Date
    6.45%                         $170,609,837                September 15, 2005


PRINCIPAL AMOUNT: One Hundred Seventy Million Six Hundred Nine Thousand Eight Hundred Thirty Seven Dollars Exactly ($170,609,837)


         BEC Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Note Issuer"), for value received, hereby promises to pay to Massachusetts RRB Special Purpose Trust BEC-1, or registered assigns, the Original Principal Amount shown above in semiannual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Note Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date and to pay interest, at the Interest Rate shown above, on each September 15 and March 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on March 15, 2000 and continuing until the earlier of the payment of the principal hereof or the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-2 Note. Interest on this Class A-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from July 29, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Note Issuer with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note, all in the manner set forth in Section 8.02 of the Note Indenture.

         Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note.

         Unless the certificate of authentication hereon has been executed by the Note Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Note Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Note Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July 29, 1999

                                        BEC FUNDING LLC



                                        By: /s/ Emilie G. O'Neil
                                            ----------------------------
                                            Emilie G. O'Neil
                                            Vice President and Treasurer

                  NOTE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


Dated: July 29, 1999

         This is one of the Notes referred to in the within-mentioned Note Indenture.

                               THE BANK OF NEW YORK,
                               not in its individual capacity but solely as Note Trustee,



                               By:   /s/ Cheryl L. Laser
                                     --------------------
                                     Authorized Signatory

                                [REVERSE OF NOTE]


         This Class A-2 Note is one of a duly authorized issue of Notes of the
Note Issuer, designated as its BEC Funding LLC Notes (herein called the "Notes"), issued and to be issuable in one or more Classes, and further designated as a Class A-2 Note (collectively with all other Class A-2 Notes of this issue, the "Class A-2 Notes"), all issued and to be issued under a Note Indenture dated as of July 29, 1999 (the "Note Indenture"), between the Note Issuer and The Bank of New York, as Note Trustee (the "Note Trustee," which term includes any successor trustee under the Note Indenture), to which Note Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Note Issuer, the Note Trustee and the Holders of the Notes. All terms used in this Class A-2 Note that are defined in the Note Indenture, as supplemented or amended, shall have the meanings assigned to them in the Note Indenture, as supplemented or amended.

         The Class A-2 Notes and the other Classes of Notes issued by the Note Issuer are and will be equally and ratably secured by the collateral pledged as security therefor, as provided in the Note Indenture.

         The principal of this Class A-2 Note shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Note Indenture as Schedule A, unless payable earlier either because (x) an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in accordance with
Section 5.02 of the Note Indenture, (y) the Note Issuer, at its option, shall have called for the redemption of the Notes pursuant to Section 10.01 of the
Note Indenture or (z) the Note Issuer shall have called for the redemption of the Notes pursuant to Section 10.04 of the Note Indenture if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement. However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to
Section 8.02 of the Note Indenture. The entire unpaid principal amount of this Class A-2 Note shall be due and payable on the earlier of the Final Maturity Date hereof, the optional Redemption Date, if any, and the Mandatory Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Note Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto based on the respective principal amounts of the Class A-2 Notes held by them.

         Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-2 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date, except that with respect to Notes registered on the Record Date in the name of the Certificate Trustee, payments will be made by wire transfer in immediately available funds to the account designated by the Certificate Trustee and except for the final installment of principal payable with respect to this Class A-2 Note on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Note Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Note Trustee, in the name of and on behalf of the Note Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Class A-2 Note and shall specify the place where this Class A-2 Note may be presented and surrendered for payment of such installment.

         The Note Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

         As provided in the Note Indenture, the Class A-2 Notes may be redeemed, in whole but not in part, at the option of the Note Issuer on any Payment Date at the Optional Redemption Price if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of the Notes has been reduced to less than five percent of the initial principal balance thereof. In addition, as provided in the Note Indenture, if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement, the Note Issuer will be required to redeem all outstanding Notes, including the Class A-2 Notes, on or before the fifth Business Day following the Repurchase Date (as defined in the Sale Agreement).

         As provided in the Note Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Note Issuer pursuant to the Note Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Note Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion

Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Note Trustee, and (b) such other documents as the Note Trustee may require, and thereupon one or more new Class A-2 Notes of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section
2.04 of the Note Indenture not involving any transfer.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Note Issuer or the Note Trustee on the Notes or under the Note Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Note Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Note Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Note Trustee in its individual capacity, any holder of a beneficial interest in the Note Issuer or the Note Trustee or of any successor or assign of the Note Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Note Trustee has no such obligations in its individual capacity).

         Prior to the due presentment for registration of transfer of this Class A-2 Note, the Note Issuer, the Note Trustee and any agent of the Note Issuer or the Note Trustee may treat the Person in whose name this Class A-2 Note is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-2 Note and for all other purposes whatsoever, whether or not this Class A-2 Note be overdue, and neither the Note Issuer, the Note Trustee nor any such agent shall be affected by notice to the contrary.

         The Note Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Note Issuer and the rights of the Holders of the Notes under the Note Indenture at any time by the Note Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding of each Class to be affected. The Note Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Note Issuer with certain provisions of the Note Indenture and certain past defaults under the Note Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Note Indenture also permits the Note Trustee to amend or waive certain terms and conditions set forth in the Note Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Note Issuer" as used in this Class A-2 Note includes any successor to the Note Issuer under the Note Indenture.

         The Note Issuer is permitted by the Note Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Note Trustee and the Holders of Notes under the Note Indenture.

         The Class A-2 Notes are issuable only in registered form in denominations as provided in the Note Indenture, subject to certain limitations therein set forth.

         This Class A-2 Note and the Note Indenture shall be construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Note Indenture and no provision of this Class A-2 Note or of the Note Indenture shall alter or impair the obligation of the Note Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Class A-2 Note by the acceptance hereof agrees that, notwithstanding any provision of the Note Indenture to the contrary, the Holder shall have no recourse against the Note Issuer, but shall look only to the Collateral, with respect to any amounts due to the Holder under this Class A-2 Note.

                                   ASSIGNMENT


    Social Security or taxpayer I.D. or other identifying number of assignee:


---------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably
constitutes and appoints                   , attorney, to transfer said Class
A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                         *
       ---------------------------------    ------------------------------------
                                            Signature Guaranteed:

       ---------------------------------    ------------------------------------


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-2 Note in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED
NO. A-3                                                             $103,390,163

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         THE PRINCIPAL OF THIS CLASS A-3 NOTE WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              BEC FUNDING LLC NOTES
                                    CLASS A-3

Interest Rate               Original Principal Amount        Final Maturity Date
    6.62%                         $103,390,163                 March 15, 2007


PRINCIPAL AMOUNT: One Hundred Three Million Three Hundred Ninety Thousand One Hundred Sixty Three Dollars Exactly ($103,390,163)


         BEC Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Note Issuer"), for value received, hereby promises to pay to Massachusetts RRB Special Purpose Trust BEC-1, or registered assigns, the Original Principal Amount shown above in semiannual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Note Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date and to pay interest, at the Interest Rate shown above, on each September 15 and March 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on March 15, 2000 and continuing until the earlier of the payment of the principal hereof or the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-3 Note. Interest on this Class A-3 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from July 29, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Note Issuer with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note, all in the manner set forth in Section 8.02 of the Note Indenture.

         Reference is made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Note.

         Unless the certificate of authentication hereon has been executed by the Note Trustee whose name appears below by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Note Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Note Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July 29, 1999

                                             BEC FUNDING LLC



                                             By: /s/ Emilie G. O'Neil
                                                 ----------------------------
                                                 Emilie G. O'Neil
                                                 Vice President and Treasurer

                  NOTE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


Dated: July 29, 1999

         This is one of the Notes referred to in the within-mentioned Note Indenture.

                               THE BANK OF NEW YORK,
                               not in its individual capacity but solely as Note Trustee,



                               By:   /s/ Cheryl L. Laser
                                     --------------------
                                     Authorized Signatory

                                [REVERSE OF NOTE]


         This Class A-3 Note is one of a duly authorized issue of Notes of the
Note Issuer, designated as its BEC Funding LLC Notes (herein called the "Notes"), issued and to be issuable in one or more Classes, and further designated as a Class A-3 Note (collectively with all other Class A-3 Notes of this issue, the "Class A-3 Notes"), all issued and to be issued under a Note Indenture dated as of July 29, 1999 (the "Note Indenture"), between the Note Issuer and The Bank of New York, as Note Trustee (the "Note Trustee," which term includes any successor trustee under the Note Indenture), to which Note Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Note Issuer, the Note Trustee and the Holders of the Notes. All terms used in this Class A-3 Note that are defined in the Note Indenture, as supplemented or amended, shall have the meanings assigned to them in the Note Indenture, as supplemented or amended.

         The Class A-3 Notes and the other Classes of Notes issued by the Note Issuer are and will be equally and ratably secured by the collateral pledged as security therefor, as provided in the Note Indenture.

         The principal of this Class A-3 Note shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Note Indenture as Schedule A, unless payable earlier either because (x) an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in accordance with
Section 5.02 of the Note Indenture, (y) the Note Issuer, at its option, shall have called for the redemption of the Notes pursuant to Section 10.01 of the
Note Indenture or (z) the Note Issuer shall have called for the redemption of the Notes pursuant to Section 10.04 of the Note Indenture if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement. However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to
Section 8.02 of the Note Indenture. The entire unpaid principal amount of this Class A-3 Note shall be due and payable on the earlier of the Final Maturity Date hereof, the optional Redemption Date, if any, and the Mandatory Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Note Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto based on the respective principal amounts of the Class A-3 Notes held by them.

         Payments of interest on this Class A-3 Note due and payable on each Payment Date, together with the installment of principal shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-3 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date, except that with respect to Notes registered on the Record Date in the name of the Certificate Trustee, payments will be made by wire transfer in immediately available funds to the account designated by the Certificate Trustee and except for the final installment of principal payable with respect to this Class A-3 Note on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-3 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-3 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-3 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Note Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-3 Note on a Payment Date, then the Note Trustee, in the name of and on behalf of the Note Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Class A-3 Note and shall specify the place where this Class A-3 Note may be presented and surrendered for payment of such installment.

         The Note Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

         As provided in the Note Indenture, the Class A-3 Notes may be redeemed, in whole but not in part, at the option of the Note Issuer on any Payment Date at the Optional Redemption Price if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of the Notes has been reduced to less than five percent of the initial principal balance thereof. In addition, as provided in the Note Indenture, if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement, the Note Issuer will be required to redeem all outstanding Notes, including the Class A-3 Notes, on or before the fifth Business Day following the Repurchase Date (as defined in the Sale Agreement).

         As provided in the Note Indenture and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Note Issuer pursuant to the Note Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Note Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion

Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Note Trustee, and (b) such other documents as the Note Trustee may require, and thereupon one or more new Class A-3 Notes of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section
2.04 of the Note Indenture not involving any transfer.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Note Issuer or the Note Trustee on the Notes or under the Note Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Note Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Note Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Note Trustee in its individual capacity, any holder of a beneficial interest in the Note Issuer or the Note Trustee or of any successor or assign of the Note Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Note Trustee has no such obligations in its individual capacity).

         Prior to the due presentment for registration of transfer of this Class A-3 Note, the Note Issuer, the Note Trustee and any agent of the Note Issuer or the Note Trustee may treat the Person in whose name this Class A-3 Note is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-3 Note and for all other purposes whatsoever, whether or not this Class A-3 Note be overdue, and neither the Note Issuer, the Note Trustee nor any such agent shall be affected by notice to the contrary.

         The Note Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Note Issuer and the rights of the Holders of the Notes under the Note Indenture at any time by the Note Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding of each Class to be affected. The Note Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Note Issuer with certain provisions of the Note Indenture and certain past defaults under the Note Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note. The Note Indenture also permits the Note Trustee to amend or waive certain terms and conditions set forth in the Note Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Note Issuer" as used in this Class A-3 Note includes any successor to the Note Issuer under the Note Indenture.

         The Note Issuer is permitted by the Note Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Note Trustee and the Holders of Notes under the Note Indenture.

         The Class A-3 Notes are issuable only in registered form in denominations as provided in the Note Indenture, subject to certain limitations therein set forth.

         This Class A-3 Note and the Note Indenture shall be construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Note Indenture and no provision of this Class A-3 Note or of the Note Indenture shall alter or impair the obligation of the Note Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Class A-3 Note by the acceptance hereof agrees that, notwithstanding any provision of the Note Indenture to the contrary, the Holder shall have no recourse against the Note Issuer, but shall look only to the Collateral, with respect to any amounts due to the Holder under this Class A-3 Note.

                                   ASSIGNMENT


         Social Security or taxpayer I.D. or other identifying number of assignee:

---------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Class A-3 Note and all rights thereunder, and hereby irrevocably
constitutes and appoints                    , attorney, to transfer said Class
A-3 Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                         *
       ---------------------------------    ------------------------------------
                                            Signature Guaranteed:

       ---------------------------------    ------------------------------------


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-3 Note in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED
NO. A-4                                                             $170,875,702

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         THE PRINCIPAL OF THIS CLASS A-4 NOTE WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-4 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              BEC FUNDING LLC NOTES
                                    CLASS A-4

Interest Rate               Original Principal Amount        Final Maturity Date
    6.91%                         $170,875,702                September 15, 2009


PRINCIPAL AMOUNT:_One Hundred Seventy Million Eight Hundred Seventy Five Thousand Seven Hundred Two Dollars Exactly ($170,875,702)


         BEC Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Note Issuer"), for value received, hereby promises to pay to Massachusetts RRB Special Purpose Trust BEC-1, or registered assigns, the Original Principal Amount shown above in semiannual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Note Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date and to pay interest, at the Interest Rate shown above, on each September 15 and March 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on March 15, 2000 and continuing until the earlier of the payment of the principal hereof or the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-4 Note. Interest on this Class A-4 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from July 29, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-4 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-4 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Note Issuer with respect to this Class A-4 Note shall be applied first to interest due and payable on this Class A-4 Note as provided above and then to the unpaid principal of this Class A-4 Note, all in the manner set forth in Section 8.02 of the Note Indenture.

         Reference is made to the further provisions of this Class A-4 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-4 Note.

         Unless the certificate of authentication hereon has been executed by the Note Trustee whose name appears below by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Note Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Note Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July 29, 1999

                                             BEC FUNDING LLC



                                             By: /s/ Emilie G. O'Neil
                                                 ----------------------------
                                                 Emilie G. O'Neil
                                                 Vice President and Treasurer

                  NOTE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


Dated: July 29, 1999

         This is one of the Notes referred to in the within-mentioned Note Indenture.

                               THE BANK OF NEW YORK,
                               not in its individual capacity but solely as Note Trustee,



                               By:   /s/ Cheryl L. Laser
                                     --------------------
                                     Authorized Signatory

                                [REVERSE OF NOTE]


         This Class A-4 Note is one of a duly authorized issue of Notes of the
Note Issuer, designated as its BEC Funding LLC Notes (herein called the "Notes"), issued and to be issuable in one or more Classes, and further designated as a Class A-4 Note (collectively with all other Class A-4 Notes of this issue, the "Class A-4 Notes"), all issued and to be issued under a Note Indenture dated as of July 29, 1999 (the "Note Indenture"), between the Note Issuer and The Bank of New York, as Note Trustee (the "Note Trustee," which term includes any successor trustee under the Note Indenture), to which Note Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Note Issuer, the Note Trustee and the Holders of the Notes. All terms used in this Class A-4 Note that are defined in the Note Indenture, as supplemented or amended, shall have the meanings assigned to them in the Note Indenture, as supplemented or amended.

         The Class A-4 Notes and the other Classes of Notes issued by the Note Issuer are and will be equally and ratably secured by the collateral pledged as security therefor, as provided in the Note Indenture.

         The principal of this Class A-4 Note shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Note Indenture as Schedule A, unless payable earlier either because (x) an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in accordance with
Section 5.02 of the Note Indenture, (y) the Note Issuer, at its option, shall have called for the redemption of the Notes pursuant to Section 10.01 of the
Note Indenture or (z) the Note Issuer shall have called for the redemption of the Notes pursuant to Section 10.04 of the Note Indenture if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement. However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to
Section 8.02 of the Note Indenture. The entire unpaid principal amount of this Class A-4 Note shall be due and payable on the earlier of the Final Maturity Date hereof, the optional Redemption Date, if any, and the Mandatory Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Note Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto based on the respective principal amounts of the Class A-4 Notes held by them.

         Payments of interest on this Class A-4 Note due and payable on each Payment Date, together with the installment of principal shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-4 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date, except that with respect to Notes registered on the Record Date in the name of the Certificate Trustee, payments will be made by wire transfer in immediately available funds to the account designated by the Certificate Trustee and except for the final installment of principal payable with respect to this Class A-4 Note on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-4 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-4 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-4 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Note Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-4 Note on a Payment Date, then the Note Trustee, in the name of and on behalf of the Note Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Class A-4 Note and shall specify the place where this Class A-4 Note may be presented and surrendered for payment of such installment.

         The Note Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

         As provided in the Note Indenture, the Class A-4 Notes may be redeemed, in whole but not in part, at the option of the Note Issuer on any Payment Date at the Optional Redemption Price if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of the Notes has been reduced to less than five percent of the initial principal balance thereof. In addition, as provided in the Note Indenture, if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement, the Note Issuer will be required to redeem all outstanding Notes, including the Class A-4 Notes, on or before the fifth Business Day following the Repurchase Date (as defined in the Sale Agreement).

         As provided in the Note Indenture and subject to certain limitations set forth therein, the transfer of this Class A-4 Note may be registered on the Note Register upon surrender of this Class A-4 Note for registration of transfer at the office or agency designated by the Note Issuer pursuant to the Note Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Note Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion

Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Note Trustee, and (b) such other documents as the Note Trustee may require, and thereupon one or more new Class A-4 Notes of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-4 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section
2.04 of the Note Indenture not involving any transfer.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Note Issuer or the Note Trustee on the Notes or under the Note Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Note Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Note Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Note Trustee in its individual capacity, any holder of a beneficial interest in the Note Issuer or the Note Trustee or of any successor or assign of the Note Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Note Trustee has no such obligations in its individual capacity).

         Prior to the due presentment for registration of transfer of this Class A-4 Note, the Note Issuer, the Note Trustee and any agent of the Note Issuer or the Note Trustee may treat the Person in whose name this Class A-4 Note is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-4 Note and for all other purposes whatsoever, whether or not this Class A-4 Note be overdue, and neither the Note Issuer, the Note Trustee nor any such agent shall be affected by notice to the contrary.

         The Note Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Note Issuer and the rights of the Holders of the Notes under the Note Indenture at any time by the Note Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding of each Class to be affected. The Note Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Note Issuer with certain provisions of the Note Indenture and certain past defaults under the Note Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-4 Note. The Note Indenture also permits the Note Trustee to amend or waive certain terms and conditions set forth in the Note Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Note Issuer" as used in this Class A-4 Note includes any successor to the Note Issuer under the Note Indenture.

         The Note Issuer is permitted by the Note Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Note Trustee and the Holders of Notes under the Note Indenture.

         The Class A-4 Notes are issuable only in registered form in denominations as provided in the Note Indenture, subject to certain limitations therein set forth.

         This Class A-4 Note and the Note Indenture shall be construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Note Indenture and no provision of this Class A-4 Note or of the Note Indenture shall alter or impair the obligation of the Note Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-4 Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Class A-4 Note by the acceptance hereof agrees that, notwithstanding any provision of the Note Indenture to the contrary, the Holder shall have no recourse against the Note Issuer, but shall look only to the Collateral, with respect to any amounts due to the Holder under this Class A-4 Note.

                                   ASSIGNMENT


         Social Security or taxpayer I.D. or other identifying number of assignee:

---------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Class A-4 Note and all rights thereunder, and hereby irrevocably
constitutes and appoints                   , attorney, to transfer said Class
A-4 Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                         *
       ---------------------------------    ------------------------------------
                                            Signature Guaranteed:

       ---------------------------------    ------------------------------------


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-4 Note in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED
NO. A-5                                                             $171,624,298

                       SEE REVERSE FOR CERTAIN DEFINITIONS


         THE PRINCIPAL OF THIS CLASS A-5 NOTE WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-5 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              BEC FUNDING LLC NOTES
                                    CLASS A-5

Interest Rate               Original Principal Amount        Final Maturity Date
    7.03%                         $171,624,298                 March 15, 2012


PRINCIPAL AMOUNT: One Hundred Seventy One Million Six Hundred Twenty Four Thousand Two Hundred Ninety Eight Dollars Exactly ($171,624,298)


         BEC Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Note Issuer"), for value received, hereby promises to pay to Massachusetts RRB Special Purpose Trust BEC-1, or registered assigns, the Original Principal Amount shown above in semiannual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Note Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date and to pay interest, at the Interest Rate shown above, on each September 15 and March 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on March 15, 2000 and continuing until the earlier of the payment of the principal hereof or the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-5 Note. Interest on this Class A-5 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from July 29, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-5 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-5 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Note Issuer with respect to this Class A-5 Note shall be applied first to interest due and payable on this Class A-5 Note as provided above and then to the unpaid principal of this Class A-5 Note, all in the manner set forth in Section 8.02 of the Note Indenture.

         Reference is made to the further provisions of this Class A-5 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-5 Note.

         Unless the certificate of authentication hereon has been executed by the Note Trustee whose name appears below by manual signature, this Class A-5 Note shall not be entitled to any benefit under the Note Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Note Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: July 29, 1999

                                             By: /s/ Emilie G. O'Neil
                                                 ----------------------------
                                                 Emilie G. O'Neil
                                                 Vice President and Treasurer

                  NOTE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


Dated: July 29, 1999

         This is one of the Notes referred to in the within-mentioned Note Indenture.

                               THE BANK OF NEW YORK,
                               not in its individual capacity but solely as Note Trustee,



                               By:   /s/ Cheryl L. Laser
                                     --------------------
                                     Authorized Signatory

                                [REVERSE OF NOTE]


         This Class A-5 Note is one of a duly authorized issue of Notes of the
Note Issuer, designated as its BEC Funding LLC Notes (herein called the "Notes"), issued and to be issuable in one or more Classes, and further designated as a Class A-5 Note (collectively with all other Class A-5 Notes of this issue, the "Class A-5 Notes"), all issued and to be issued under a Note Indenture dated as of July 29, 1999 (the "Note Indenture"), between the Note Issuer and The Bank of New York, as Note Trustee (the "Note Trustee," which term includes any successor trustee under the Note Indenture), to which Note Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Note Issuer, the Note Trustee and the Holders of the Notes. All terms used in this Class A-5 Note that are defined in the Note Indenture, as supplemented or amended, shall have the meanings assigned to them in the Note Indenture, as supplemented or amended.

         The Class A-5 Notes and the other Classes of Notes issued by the Note Issuer are and will be equally and ratably secured by the collateral pledged as security therefor, as provided in the Note Indenture.

         The principal of this Class A-5 Note shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Note Indenture as Schedule A, unless payable earlier either because (x) an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in accordance with
Section 5.02 of the Note Indenture, (y) the Note Issuer, at its option, shall have called for the redemption of the Notes pursuant to Section 10.01 of the
Note Indenture or (z) the Note Issuer shall have called for the redemption of the Notes pursuant to Section 10.04 of the Note Indenture if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement. However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to
Section 8.02 of the Note Indenture. The entire unpaid principal amount of this Class A-5 Note shall be due and payable on the earlier of the Final Maturity Date hereof, the optional Redemption Date, if any, and the Mandatory Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Note Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Note Indenture. All principal payments on the Class A-5 Notes shall be made pro rata to the Class A-5 Noteholders entitled thereto based on the respective principal amounts of the Class A-5 Notes held by them.

         Payments of interest on this Class A-5 Note due and payable on each Payment Date, together with the installment of principal shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-5 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date, except that with respect to Notes registered on the Record Date in the name of the Certificate Trustee, payments will be made by wire transfer in immediately available funds to the account designated by the Certificate Trustee and except for the final installment of principal payable with respect to this Class A-5 Note on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-5 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-5 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-5 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Note Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-5 Note on a Payment Date, then the Note Trustee, in the name of and on behalf of the Note Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Class A-5 Note and shall specify the place where this Class A-5 Note may be presented and surrendered for payment of such installment.

         The Note Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

         As provided in the Note Indenture, the Class A-5 Notes may be redeemed, in whole but not in part, at the option of the Note Issuer on any Payment Date at the Optional Redemption Price if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of the Notes has been reduced to less than five percent of the initial principal balance thereof. In addition, as provided in the Note Indenture, if the Seller is required to repurchase the Transition Property pursuant to Section 5.01 of the Sale Agreement, the Note Issuer will be required to redeem all outstanding Notes, including the Class A-5 Notes, on or before the fifth Business Day following the Repurchase Date (as defined in the Sale Agreement).

         As provided in the Note Indenture and subject to certain limitations set forth therein, the transfer of this Class A-5 Note may be registered on the Note Register upon surrender of this Class A-5 Note for registration of transfer at the office or agency designated by the Note Issuer pursuant to the Note Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Note Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion

Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Note Trustee, and (b) such other documents as the Note Trustee may require, and thereupon one or more new Class A-5 Notes of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-5 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section
2.04 of the Note Indenture not involving any transfer.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Note Issuer or the Note Trustee on the Notes or under the Note Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Note Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Note Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Note Trustee in its individual capacity, any holder of a beneficial interest in the Note Issuer or the Note Trustee or of any successor or assign of the Note Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Note Trustee has no such obligations in its individual capacity).

         Prior to the due presentment for registration of transfer of this Class A-5 Note, the Note Issuer, the Note Trustee and any agent of the Note Issuer or the Note Trustee may treat the Person in whose name this Class A-5 Note is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-5 Note and for all other purposes whatsoever, whether or not this Class A-5 Note be overdue, and neither the Note Issuer, the Note Trustee nor any such agent shall be affected by notice to the contrary.

         The Note Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Note Issuer and the rights of the Holders of the Notes under the Note Indenture at any time by the Note Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding of each Class to be affected. The Note Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Note Issuer with certain provisions of the Note Indenture and certain past defaults under the Note Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-5 Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-5 Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-5 Note. The Note Indenture also permits the Note Trustee to amend or waive certain terms and conditions set forth in the Note Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Note Issuer" as used in this Class A-5 Note includes any successor to the Note Issuer under the Note Indenture.

         The Note Issuer is permitted by the Note Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Note Trustee and the Holders of Notes under the Note Indenture.

         The Class A-5 Notes are issuable only in registered form in denominations as provided in the Note Indenture, subject to certain limitations therein set forth.

         This Class A-5 Note and the Note Indenture shall be construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Note Indenture and no provision of this Class A-5 Note or of the Note Indenture shall alter or impair the obligation of the Note Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-5 Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Class A-5 Note by the acceptance hereof agrees that, notwithstanding any provision of the Note Indenture to the contrary, the Holder shall have no recourse against the Note Issuer, but shall look only to the Collateral, with respect to any amounts due to the Holder under this Class A-5 Note.

                                   ASSIGNMENT


         Social Security or taxpayer I.D. or other identifying number of assignee:


---------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Class A-5 Note and all rights thereunder, and hereby irrevocably
constitutes and appoints                   , attorney, to transfer said Class
                         -----------------
A-5 Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                         *
       ---------------------------------    ------------------------------------
                                            Signature Guaranteed:

       ---------------------------------    ------------------------------------


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-5 Note in every particular, without alteration, enlargement or any change whatsoever.